VAN KAMPEN ENTERPRISE FUND

Supplement dated April 30, 2009
to the
Class A Shares, Class B Shares, Class C Shares and
Class I Shares Prospectus
dated April 30, 2009

The section of the Prospectus entitled “Purchases of Shares” is hereby supplemented with the following:

The Fund’s Board of Trustees has suspended the continuous offering of its shares to new investors. The Fund may reopen sales of its shares to new investors at a later time. Any such offerings of the Fund’s shares may be limited in amount and may commence and terminate without any prior notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ENTSPT 4/09